--------------------------------------------------------------------------------




                                                             Van Eck Global

                                                  Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              ANNUAL REPORT
                                                          December 31, 1998



                                  discipline


                                                       Worldwide Hard Asset Fund



allocation


                                         diversity




A TRADITION OF GLOBAL SOLUTIONS DESIGNED FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION

                       Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

Hard assets endured an exceptionally difficult year in 1998 as global economic conditions, oversupplied commodity markets, and trying real estate finance markets all conspired to pull hard asset prices lower. As was true in the general equity markets, value investments provided little support despite relative valuations (prices in terms of underlying fundamentals) that were at 30-year lows in some sectors. In this environment, the Worldwide Hard Assets Fund had a total return of -30.9%. We are certainly disappointed with 1998 results. However, looking forward, the seeds of favorable conditions in hard assets are being sown and value is exceptional. We believe the multiple shocks that resulted in difficult conditions are priced into current valuations. As we go forward, we see multiple opportunities in cheap and under-owned hard asset stocks. We expect that these contrarian opportunities will be recognized by the marketplace in time.

Review
Almost every hard asset market declined during 1998. The confluence of events that led to these declines has not been seen in decades; in fact, policymakers called last year's world financial crisis the worst in 50 years. Among the key events of this scenario were country debt defaults in the emerging markets (notably in Russia and Latin America), disastrous hedge fund performance that rocked the financial markets, legislative changes that negatively impacted the valuation and structure of real estate securities and the warmest year in decades (or centuries, in fact), which affected energy prices. Even presidential impeachment was thrown into the mix toward the end of the year.

The most significant factor behind the decline in hard assets was the difficult economic conditions that prevailed throughout the year. Markets witnessed an economic earthquake caused by massive credit creation over a multi-year period. This credit creation eventually led to over-capacity and a large debt burden and what economists have called deflationary conditions. More practically, 1997 saw the beginnings of the Asian economic crisis that spread geographically in 1998 to other developing markets such as Russia and Latin America, and affected developed markets such as the United States during the third quarter. In addition, the European economies finished the year with downward momentum. The net result was a slowdown in global growth from the 3.7% rate the global economy enjoyed in 1997 to a significantly slower 1.8% rate in 1998. Many markets were affected by this slowdown, but commodity markets and the manufacturing sectors were especially hard hit as industrial production slowed throughout the world.

However, central bankers and politicians recognized this slowdown and started easing monetary policy dramatically in the fourth quarter, which should be positive for hard assets.

Commodities and Resource Equities
The significant slowdown in global growth negatively impacted commodity prices, in turn curtailing earnings and the values of hard asset producers. In addition to this "demand shock," other factors affected demand, including the warmest year in decades. In fact, according to the National Oceanic and Atmosphere Administration, 1998 was the warmest year in the Northern Hemisphere in the last 1,200 years. This reduced the demand for oil and other energy products and helped cause the 33% decline in oil prices to the lowest prices in real terms since 1986. The decline in demand, combined with a significant build-up in supply in the last several years, led to a drop of 35%, the largest decline in commodity prices recorded by the Goldman Sachs Commodity Index. This negatively impacted earnings of all commodity producers and share prices fell as a result.

The worst damage occurred in the oil service sector, where share prices dropped over 40%. In addition, exploration shares declined approximately 35%. (In Canada, where the Fund held a number of these companies, currency weakness further exacerbated the situation.) Unfortunately, the Fund had significant weightings in both sectors as we took the view that

                       Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------------------------
equity multiples of these companies were trading at huge discounts relative to history and that these stocks represented value investments. Instead, earnings projections were continuously lowered as the oil price continued down its path to $10 per barrel. We did not foresee these prices and held on to investments too long. In other commodity markets, industrial metals prices declined 20% while shares of metals producers declined nearly 30%. The Fund avoided the carnage in these markets by keeping allocations low.

It appears to us that commodity markets have priced in the difficult economic conditions that exist in the world and the surprise of 1999 could be that commodity markets perform well. Asian economies appear to be beginning the recovery process and economic growth continues to surprise on the upside here in the U.S. In addition, valuations on commodity companies are cheap with relative price-to-sales ratios at 30-year lows. Little buying is necessary to move these companies significantly higher. In addition, we expect more consolidation activity in coming years and think this will buoy the sector, particularly over the long term. One of our favorite groups is the forest products group, which should benefit from improving supply/demand balances and the minimal capital spending in recent years. These markets will be choppy, but we believe opportunities are exceptional.

Gold
Gold, the best performing major hard asset in 1998, ended the year unchanged while gold shares fell 12%. An approximate 19% weighting to gold helped stabilize Fund performance, although a higher weighting would have been in order. Perceptions of gold bounced throughout the year between negative and positive influences. Negative influences included reduced demand from Asia, concerns of gold sales by European central banks, and low inflation. Positive influences included potential reflation and gold's role as a safe-haven asset in times of turmoil.

We are becoming more positive on gold and believe the metal is likely to trade in a higher range, surpassing 1998's high of $315. First, gold is cheap. At its August lows, gold was at the lowest prices in real terms since 1973. In real terms, gold is back to levels existing in the 1950s-1960s when paper currencies and the global economy were relatively sound. Second, we are concerned that the dollar may come under additional pressure as it faces what appears to be a strong euro, a large current account deficit and less attractive interest rate differentials. The dollar is already significantly below its highs. Generally, the dollar and gold move inversely. Third, the significant global monetary easing we saw in the fourth quarter is likely to continue and is sowing the seeds of reflation and possible renewed investment interest in gold. Our strategy is to keep assets in both bullion and high-quality shares. Bullion represents a defensive allocation while the shares represent the traditional leveraged play on bullion.

Real Estate
Despite a benign interest rate environment, healthy underlying fundamentals, and attractive yields, real estate securities declined 17% in 1998. Real estate was the largest weighting in the Fund during much of the year, averaging over 25%, and thus, the decline was a significant contributor to negative performance. At the beginning of the year, our assumptions had been for healthy cash flow growth of approximately 15% and stable multiples. While cash flow growth came in at the 15% rate, multiples declined nearly 30%. This significant multiple contraction arose primarily from concern over property values and overbuilding during the first half of the year, and lack of financing and slower demand in the second half of the year.

We remain positive on real estate going into the new year as values have come down, new supply has slowed and demand has remained strong. With cash flow growth of approximately 10%, yields of 7%, and a relatively constant multiple, the group should produce attractive returns in 1999. Multiples on real estate securities are exceptionally low by historical standards and we believe that they should not contract significantly this year.

                      Van Eck Worldwide Hard Assets Fund
-------------------------------------------------------------------------------

The Outlook
Global monetary easing should be positive for hard assets. The fourth quarter of 1998 saw approximately 75 interest rate cuts by more than 37 central banks. These extensive rate cuts, which we believe will continue during 1999, are sowing the seeds for eventual reflation, a very positive development for hard assets. In the meantime, hard asset markets have to continue to battle against the forces of deflation and over-capacity that dogged them this year. We think that reflationary forces will dominate this battle in the long term, but that deflationary influences may hold sway in the short-term. As discussed above, we expect certain hard asset sectors to offer attractive investment opportunities during the first half of the year.

We appreciate your participation in the Worldwide Hard Assets Fund and look forward to helping you meet your investment goals in the future.



    [PHOTO OF                   [PHOTO OF                 [PHOTO OF
    JOHN C.                     DEREK S.                  KEVIN L.
    VAN ECK                     VAN ECK                   REID
    APPEARS                     APPEARS                   APPEARS
    HERE]                       HERE]                     HERE]


    /s/ John C. van Eck         /s/ Derek S. van Eck      /s/ Kevin L. Reid

    John C. van Eck             Derek S. van Eck          Kevin L. Reid
    Chairman                    Co-Portfolio              Co-Portfolio
                                Manager                   Manager

January 27, 1999


                      Van Eck Worldwide Hard Assets Fund
                        vs. Ibbotson Hard Assets Index

                          [LINE GRAPH APPEARS HERE]

               Van Eck Worldwide Hard Assets Fund     Ibbotson Hard Assets Index
               ----------------------------------     --------------------------

9/89                           10,000                            10,000
                               10,000                            10,172
                               10,000                            9,967
                               10,750                            10,363
12/89                          10,870                            10,796
                               11,160                            10,641
                               10,770                            10,336
                               10,340                            10,132
                               9,510                             9,669
                               10,070                            10,113
                               9,596                             10,009
                               10,363                            10,720
                               10,242                            10,822
                               10,262                            10,593
                               8,931                             10,024
                               8,870                             9,889
12/90                          9,336                             10,098
                               8,373                             9,911
                               9,113                             10,429
                               9,073                             10,425
                               8,971                             10,523
                               9,134                             10,710
                               9,503                             10,638
                               9,637                             10,862
                               8,980                             10,557
                               9,031                             10,616
                               9,391                             10,855
                               9,226                             10,499
12/91                          9,062                             10,546
                               9,216                             10,728
                               9,185                             10,597
                               8,641                             10,365
                               8,467                             10,526
                               8,970                             10,890
                               9,330                             10,750
                               9,733                             10,800
                               9,423                             10,556
                               9,372                             10,442
                               8,990                             10,000
                               8,341                             9,852
12/92                          8,691                             10,016
                               8,588                             10,146
                               9,176                             10,577
                               10,186                            11,147
                               10,939                            11,611
                               12,331                            11,980
                               12,568                            11,976
                               13,796                            12,331
                               13,012                            12,262
                               11,598                            11,772
                               12,785                            12,197
                               12,619                            11,815
12/93                          14,325                            12,369
                               15,080                            13,108
                               14,243                            12,950
                               14,305                            12,614
                               13,560                            12,728
                               14,181                            13,065
                               13,548                            13,062
                               13,693                            13,370
                               14,316                            13,655
                               15,146                            13,828
                               14,544                            13,841
                               13,287                            13,140
12/94                          13,640                            13,454
                               12,403                            12,851
                               12,788                            13,011
                               13,806                            13,675
                               14,025                            13,926
                               13,942                            14,007
                               14,109                            14,008
                               14,735                            14,516
                               14,892                            14,364
                               15,237                            14,459
                               13,691                            13,930
                               14,867                            14,449
12/95                          15,140                            14,796
                               16,935                            15,299
                               17,272                            15,444
                               17,408                            15,858
                               17,765                            16,251
                               18,171                            16,192
                               16,728                            15,624
                               16,076                            15,375
                               17,017                            15,748
                               16,664                            15,661
                               17,316                            15,908
                               17,701                            16,592
12/96                          17,872                            16,602
                               17,797                            16,396
                               17,808                            16,651
                               17,160                            16,236
                               16,556                            15,987
                               17,897                            16,840
                               17,819                            16,757
                               18,512                            17,219
                               19,026                            16,849
                               20,424                            17,724
                               19,261                            16,144
                               17,640                            15,080
12/97                          17,573                            14,892
                               16,835                            15,140
                               16,901                            15,183
                               17,469                            15,647
                               17,548                            16,045
                               15,978                            14,888
                               15,239                            14,357
                               13,537                            13,535
                               11,307                            11,809
                               12,336                            13,760
                               12,745                            13,893
                               12,429                            13,727
12/98                          12,138                            13,236

--------------------------------------------------------------------------------
  Average Annual Total Return 12/31/98      1 Year    5 Years   Since Inception*
--------------------------------------------------------------------------------
  Van Eck Worldwide Hard Assets Fund       -30.9%     -3.3%          2.1%
--------------------------------------------------------------------------------
  Ibbotson Hard Assets Fund                -11.1%      1.4%          3.1%
--------------------------------------------------------------------------------

This graph compares an initial $10,000 investment in the Van Eck Worldwide Hard Assets Fund made at its inception with a similar investment in the Ibbotson Hard Assets Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.


*Inception date for the Van Eck Worldwide Hard Assets Fund was 9/1/89; index returns are calculated as of nearest month end (8/31/89).

We will no longer compare the Fund to the S&P 500 Index since the S&P 500 is not a hard assets index. A $10,000 investment in the S&P 500 in 1998 would have grown to $12,852 by 12/31/98 versus the same investment in the Fund, which would have declined to $6,907 by year end.

The Ibbotson Hard Assets Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

+The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

                       Van Eck Worldwide Hard Assets Fund
--------------------------------------------------------------------------------
                           Worldwide Hard Assets Fund
                               Sector Weightings
                               December 31, 1998

[WORLDWIDE HARD ASSETS FUND PIE CHART APPEARS HERE]

Forest Products & Paper    8.2%
Industrial Metals          7.5%
Precious Metals           19.1%
Real Estate               26.6%
Insurance                  0.1%
Cash/Other                11.5%
Energy                    27.0%


                           Worldwide Hard Assets Fund
                            Geographical Weightings
                               December 31, 1998


[WORLDWIDE HARD ASSETS FUND PIE CHART APPEARS HERE]

United States     55.4%
Cash/Other        11.5%
Australia          5.4%
Canada            21.7%
France             0.6%
Italy              1.0%
South Africa       1.5%
United Kingdom     0.9%
Russia             2.0%

                       Van Eck Worldwide Hard Assets Fund
                Top Ten Equity Holdings as of December 31, 1998*
Barrick Gold Corporation
(Canada, 3.3%)

Barrick Gold explores for and produces gold. The company operates four mines in North and South America.

Aluminum Company of America (ALCOA)
(U.S., 3.1%)

Alcoa is an integrated aluminum company. The company produces aluminum and alumina. It is involved in mining, refining, smelting, fabricating and recycling. Alcoa serves customers worldwide in the packaging, automotive, aerospace, construction and other markets with a variety of fabricated and finished projects.

Plum Creek Timber Company, L.P.
(U.S., 2.9%)

Plum Creek Timber is an integrated forest products company. The company's timberlands and mills are located in the Pacific Northwest and the southeast and northeast United States.

Exxon Corporation
(U.S., 2.1%)

Exxon explores for and produces crude oil and natural gas, manufactures petroleum products, and transports and sells crude oil, natural gas and petroleum products. The company also manufactures and markets basic petro-chemicals, including olefins and aromatics, as well as supplying specialty rubbers and additives for fuels and lubricants.

TrizecHahn Corporation
(Canada, 2.0%)

TrizecHahn is a real estate development and operating company. The company, through its wholly owned subsidiaries, acquires, develops, manages and owns income-producing commercial real estate comprised primarily of office buildings in the United States and Canada.

Pasminco Limited
(Australia, 2.0%)

Pasminco's activities include exploration and integrated mining, smelting and marketing to produce zinc and lead concentrates, and zinc, lead and silver metals together with a variety of alloys and byproducts. The company's smelting operations include Cockle Creek, Port Pirie and ARA. Pasminco operations are located in Australia, Europe and Asia.

Khanty Mansiysk Oil Company (KMOC)
(Russia, 2.0%)

KMOC, formerly Ural Petroleum Corp., is a U.S.-registered, privately-held oil exploration and production company focused exclusively on the Western Siberian region of the Russian Federation. Through controlled subsidiaries, KMOC holds production licenses in eleven fields totalling an estimated 2 billion barrels in proven, probable and possible reserves.

Stillwater Mining Company
(U.S., 1.9%)

Stillwater Mining explores for, develops, extracts, processes and refines platinum, palladium and associated metals from the J-M Reef, located in Stillwater and Sweet Grass Counties, Montana. The company's current mining operations consist of the Stillwater Mine, an underground mine located in Nye, Montana.

Occidental Petroleum Corporation
(U.S., 1.9%)

Occidental Petroleum explores for, develops, produces, and markets crude oil and natural gas. The company also manufactures and markets a variety of chlorovinyls, specialty chemicals and petrochemicals. Occidental operates through Occidental Oil and Gas Corporation and Occidental Chemical Corporation.

Bowater Incorporated
(U.S., 1.7%)

Bowater manufactures, sells and distributes newsprint, directory paper, uncoated groundwood specialties, coated groundwood paper, market pulp and lumber. The company operates pulp and paper mills in the United States, Canada and Korea. Bowater owns more than four million acres of timberlands in the United States and Canada.
-------
* Portfolio is subject to change.

                           Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                               December 31, 1998
--------------------------------------------------------------------------------

   No. of
 Shares or
 Principal                                       Value
   Amount            Securities (a)             (Note 1)
-------------------------------------------------------------
 AUSTRALIA: 5.4%
 Energy: 0.6%
    971,800 Portman Mining Ltd.                $  517,002
                                               ----------
 Industrial Metals: 2.0%
  2,280,000 Pasminco Ltd.                       1,728,833
                                               ----------
 Precious Metals: 2.8%
    945,985 Acacia Resources Ltd.               1,397,005
    458,600 Delta Gold NL                         695,476
    425,000 Gullewa Gold NL+                       16,893
    130,000 Ranger Minerals NL                    317,980
                                               ----------
                                                2,427,354
                                               ----------
                                                4,673,189
                                               ----------
 CANADA: 21.7%
 Energy: 6.5%
     93,000 AltaGas Service Inc. (Special
             Warrants expiring
             6/30/99)+(b)*                        474,363
     65,800 Berkley Petroleum Corp.+              498,550
    375,000 Cypress Energy Inc.+                  943,011
    165,000 Edge Energy Inc.                      255,960
    170,000 Interoil Corp.+                       187,000
    179,000 NQL Drilling Tools Inc.+              467,668
    222,500 Pacalta Resources Ltd.+               632,185
 CAD375,000 Pacalta Resources Ltd. Sr. Notes
             Series B 10.75%, 6/15/04+            301,875
    180,000 Plains Energy Services Ltd.+          367,407
     55,000 Poco Petroleums Ltd.+                 459,830
    147,000 Startech Energy, Inc.+                360,059
    274,000 Stellarton Energy Corp.+              250,555
    700,000 Volterra Resources Inc.               214,892
    706,000 Windsor Energy Corp.(b)+              179,843
                                               ----------
                                                5,593,198
                                               ----------
 Forest Products: 1.6%
    185,600 St. Laurent Paperboard Inc.+        1,303,201
                                               ----------
 Precious Metals: 6.9%
    145,450 Barrick Gold Corp.                  2,836,275
  1,614,800 Brazilian Resources Inc.+             158,210
     74,600 Euro-Nevada Mining Corp.            1,218,158
     56,500 Meridian Gold Inc.+                   332,136
    121,000 Placer Dome Inc.                    1,391,500
                                               ----------
                                                5,936,279
                                               ----------

  No. of
 Shares or
 Principal                                               Value
  Amount                Securities (a)                 (Note 1)
---------------------------------------------------------------------
 CANADA (continued)
 Real Estate: 6.7%
  55,000   Bentall Corp.                              $   574,788
 105,000   Boardwalk Equities, Inc.+                    1,159,046
  60,000   Brookfield Properties Corp.                    736,773
  65,000   Cadillac Fairview Corp.+                     1,214,688
  76,900   Legacy Hotels REIT                             321,463
  85,000   TrizecHahn Corp.                             1,742,500
                                                      -----------
                                                        5,749,258
                                                      -----------
                                                       18,581,936
                                                      -----------
 FRANCE: 0.6%
 Real Estate: 0.6%
   2,500   Accor S.A.                                     541,169
                                                      -----------
 ITALY: 1.0%
 Energy: 1.0%
  13,000   Ente Nazionale Idrocaburi S.p.A. (ADR)         880,750
                                                      -----------
 RUSSIA: 2.0%
 Energy: 2.0%
   4,230   Khanty Mansiysk Oil Co.+(b)*                 1,692,024
                                                      -----------
 SOUTH AFRICA: 1.5%
 Precious Metals: 1.5%
     688   Anglo American Platinum Corp. (ADR)              9,417
  65,100   AngloGold Ltd. (ADR)                         1,273,519
   1,011   Western Areas Gold Mining Co. Ltd. (ADR)         3,235
                                                      -----------
                                                        1,286,171
                                                      -----------
 UNITED KINGDOM: 0.9%
 Industrial Metals: 0.9%
 392,900   Billiton PLC                                   778,574
                                                      -----------
 UNITED STATES: 55.4%
 Energy: 16.9%
  33,000   Anadarko Petroleum Corp.                     1,018,875
  54,400   Apache Corp.                                 1,377,000
  20,000   BJ Services Co.+                               312,500
  69,900   Denali Inc.+                                   978,600
  24,200   Exxon Corp.                                  1,769,625
 185,500   Forcenergy Inc.+                               486,938
  51,500   Gulf Island Fabrication, Inc.+                 399,125
  33,000   J. Ray McDermott, S.A.+                        806,438
 113,000   KCS Energy, Inc.                               346,063
  21,000   Kerr-McGee Corp.                               803,250
   9,500   Marine Drilling Companies, Inc.+                73,031
  74,500   Miller Exploration Co.+                        335,250

                       See Notes to Financial Statements

                          Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                               December 31, 1998
-------------------------------------------------------------------------------

    No. of
  Shares or
  Principal                                                    Value
    Amount                   Securities (a)                  (Note 1)
-------------------------------------------------------------------------------
 UNITED STATES (continued)
 Energy (continued)
        4,400 Mobil Corp.                                   $   383,350
       96,200 Occidental Petroleum Corp.                      1,623,375
       81,000 Pogo Producing Co.                              1,053,000
       32,500 Pride International, Inc.+                        229,531
       27,500 Santa Fe International Corp.                      402,188
       42,800 Stone Energy Corp.+                             1,230,500
       86,000 Swift Energy Co.+                                 634,250
       27,500 UNIFAB International, Inc.+                       220,000
                                                            -----------
                                                             14,482,889
                                                            -----------
 Forest Products: 6.7%
       35,300 Bowater Inc.                                    1,462,744
       24,500 Fort James Corp.                                  980,000
       94,300 Plum Creek Timber
               Company, L.P.                                  2,457,694
       16,800 Weyerhaeuser Co.                                  853,650
                                                            -----------
                                                              5,754,088
                                                            -----------
 Industrial Metals: 4.6%
       35,300 Aluminum Co. of America                         2,632,056
       17,700 Nucor Corp.                                       765,525
       49,000 Steel Dynamics, Inc.+                             575,750
                                                            -----------
                                                              3,973,331
                                                            -----------
 Insurance: 0.1%
        3,000 Highlands Insurance Group, Inc.                    39,188
                                                            -----------
 Precious Metals: 7.9%
 USD2,800,000 Business Development Bank of Canada
              Yen/Gold Linked Note
              4.85%, 9/30/99                                  2,364,040
 USD2,800,000 Morgan Guaranty Trust Co. Gold/Silver Ratio
               Indexed Note 2.61%, 6/18/99                    2,749,320
       40,600 Stillwater Mining Co.                           1,664,597
                                                            -----------
                                                              6,777,957
                                                            -----------
 Real Estate: 19.2%
       40,000 AMB Property Corp.                                880,000
       16,000 Arden Realty, Inc.                                371,000
       22,000 Bedford Property Investors, Inc.                  371,250
        5,300 Boston Properties, Inc.                           161,650
       46,000 Brandywine Realty Trust                           822,250
       35,000 CarrAmerica Realty Corp.                          840,000
       70,000 Cornerstone Properties, Inc.                    1,093,750
       35,000 Equity Office Properties Trust                    840,000
       25,000 Equity Residential Properties Trust             1,010,938
       34,000 Excel Legacy Corp.+                               136,000
       50,000 Kilroy Realty Corp.                             1,150,000

    No. of
  Shares or
  Principal                                                            Value
    Amount                      Securities (a)                       (Note 1)
-------------------------------------------------------------------------------
 UNITED STATES (continued)
 Real Estate (continued)
       21,300 Macerich Co. (The)                                    $   545,813
       40,000 Mack-Cali Realty Corp.                                  1,235,000
       48,000 New Plan Excel Realty Trust                             1,065,000
       29,800 Pan Pacific Retail Properties, Inc.                       594,138
      200,000 Patriot American Hospitality, Inc.                      1,200,000
       60,000 Philips International Realty Corp.                        922,500
       40,000 Prentiss Properties Trust                                 892,500
       50,000 ProLogis Trust                                          1,037,500
       32,000 Starwood Hotels & Resorts                                 726,000
       12,900 United Dominion Realty Trust, Inc.                        133,031
       29,000 Westfield America, Inc.                                   500,250
                                                                    -----------
                                                                     16,528,570
                                                                    -----------
                                                                     47,556,023
                                                                    -----------
 Total Stocks and Other Investments: 88.5%
 (Cost: $92,609,736)                                                 75,989,836
                                                                    -----------
 Short-Term Obligations
 USD1,600,000 General Electric Co. due 1/04/99 Interest Yield
              4.77%                                                   1,599,373
    7,500,000 U.S. Treasury Bill due 1/21/99 Interest Yield 4.54%     7,481,334
                                                                    -----------
 Total Short-Term Obligations: 10.6%
 (Amortized Cost: $9,080,707)                                         9,080,707
                                                                    -----------
 Total Investments: 99.1%
 (Cost: $101,690,443)                                                85,070,543
 Other assets less liabilities: 0.9%                                    742,115
                                                                    -----------
 Net Assets: 100%                                                   $85,812,658
                                                                    ===========

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, See Note 6.
* Fair value as determined by the Board of Trustees.
+ Non-income producing.

Glossary:

ADR-American Depositary Receipt

Summary of
Net Assets          % of
By Industry      Net Assets
-----------      ----------
Energy             27.0%
Forest Products
 & Paper            8.2%
Industrial Met-
 als                7.5%
Insurance           0.1%
Precious Metals    19.1%
Real Estate        26.6%

              Summary of
              Net Assets                        % of
              By Industry                    Net Assets
              -----------                    ----------
              U.S. Treasury Bill                 8.7%
              Commercial Paper                   1.9%
              Other assets less liabilities      0.9%
                                               -----
                                               100.0%
                                               =====

                       See Notes to Financial Statements

                Worldwide Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1998

Assets:
Investments at value (cost, $101,690,443) (Note 1)...............  $ 85,070,543
Cash, at value (cost, $1,240,844)................................     1,248,904
Receivables:
 Securities sold.................................................       783,522
 Dividends and interest..........................................       400,509
 Capital shares sold.............................................       149,033
                                                                   ------------
  Total assets...................................................    87,652,511
                                                                   ------------
Liabilities:
Payables:
 Securities purchased............................................     1,723,948
 Capital shares repurchased......................................        95,702
 Unrealized depreciation on forward foreign currency contracts
  (Note 5).......................................................           812
 Accounts payable................................................        19,391
                                                                   ------------
  Total liabilities..............................................     1,839,853
                                                                   ------------
Net assets.......................................................  $ 85,812,658
                                                                   ============
Shares outstanding...............................................     9,325,274
                                                                   ============
Net asset value, redemption and offering price per share
 ($85,812,658 / 9,325,274).......................................  $       9.20
                                                                   ============
Net assets consist of:
 Aggregate paid in capital.......................................  $120,158,957
 Unrealized depreciation of investments, forward foreign currency
  contracts and foreign currencies...............................   (16,613,301)
 Undistributed net investment income.............................     1,183,174
 Accumulated realized loss.......................................   (18,916,172)
                                                                   ------------
                                                                   $ 85,812,658
                                                                   ============

Statement of Operations
Year Ended December 31, 1998
Income (Note 1):
Dividends (less foreign taxes withheld of $54,226)..              $  2,527,631
Interest............................................                   791,103
                                                                  ------------
  Total income......................................                 3,318,734
Expenses:
Management (Note 2).................................  $1,185,714
Administration (Note 2).............................       2,367
Professional........................................      68,659
Reports to shareholders.............................      51,288
Custodian...........................................      35,528
Trustees' fees and expenses.........................      26,892
Other...............................................      50,068
                                                      ----------
  Total expenses....................................   1,420,516
Expenses reduced by brokerage and custodian fee
 arrangements (Note 2)..............................     (47,876)
                                                      ----------
  Net expenses......................................                 1,372,640
                                                                  ------------
  Net investment income.............................                 1,946,094
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized loss from security transactions............               (16,221,058)
Realized gain from foreign currency transactions....                   512,577
Realized loss from options..........................                  (657,012)
Realized loss from futures contracts................                   (40,085)
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currencies..........                    45,665
Change in unrealized appreciation of investments and
 futures contracts..................................               (28,023,387)
                                                                  ------------
Net Decrease in Net Assets Resulting from
 Operations.........................................              $(42,437,206)
                                                                  ============

                       See Notes to Financial Statements

                Worldwide Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                Year Ended        Year Ended
                                             December 31, 1998 December 31, 1997
                                             ----------------- -----------------
Decrease in Net Assets:
Operations:
 Net investment income.....................    $   1,946,094     $   1,105,680
 Realized gain (loss) from security trans-
  actions..................................      (16,221,058)       19,469,353
 Realized gain (loss) from foreign currency
  transactions.............................          512,577          (156,861)
 Realized gain (loss) from options.........         (657,012)          405,632
 Realized loss from futures contracts......          (40,085)               --
 Change in unrealized appreciation
  (depreciation) of forward foreign
  currency contracts and foreign
  currencies...............................           45,665           (31,422)
 Change in unrealized appreciation (depre-
  ciation) of investments and futures con-
  tracts...................................      (28,023,387)      (22,921,982)
                                               -------------     -------------
 Decrease in net assets resulting from op-
  erations.................................      (42,437,206)       (2,129,600)
                                               -------------     -------------
Dividends and distributions to shareholders
 from:
 Net investment income.....................         (892,481)       (3,252,318)
 Net realized gains........................      (21,915,372)       (4,406,366)
                                               -------------     -------------
 Total dividends and distributions.........      (22,807,853)       (7,658,684)
                                               -------------     -------------
Capital share transactions*:
 Net proceeds from sales of shares.........      125,168,914       217,010,487
 Reinvestment of dividends.................       22,807,853         7,658,684
                                               -------------     -------------
                                                 147,976,767       224,669,171
 Cost of shares reacquired.................     (152,851,736)     (226,365,559)
                                               -------------     -------------
 Decrease in net assets resulting from cap-
  ital share transactions..................       (4,874,969)       (1,696,388)
                                               -------------     -------------
 Total decrease in net assets..............      (70,120,028)      (11,484,672)
Net Assets:
Beginning of year..........................      155,932,686       167,417,358
                                               -------------     -------------
End of year (including undistributed net
 investment income of $1,183,174 and
 $853,417, respectively)...................    $  85,812,658     $ 155,932,686
                                               =============     =============
*Shares of Beneficial Interest Issued and
 Redeemed (with an Unlimited number of
 $.001 par value shares authorized):
 Shares sold...............................       11,346,475        13,234,532
 Reinvestment of dividends.................        1,787,449           481,073
                                               -------------     -------------
                                                  13,133,924        13,715,605
 Shares reacquired.........................      (13,725,658)      (13,811,497)
                                               -------------     -------------
 Net decrease..............................         (591,734)          (95,892)
                                               =============     =============

                       See Notes to Financial Statements

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                             Year Ended       Eight Months
                            December 31,         Ended       Year Ended April 30,
                          ------------------  December 31, -----------------------------
                            1998      1997        1996       1996        1995     1994
                          --------  --------  ------------ --------    --------  -------
Net Asset Value,
 Beginning of Period....  $  15.72  $  16.72    $  16.92   $  13.49    $  13.11  $ 10.61
                          --------  --------    --------   --------    --------  -------
Income from Investment
 Operations:
 Net Investment Income..      0.21      0.09        0.02       0.12        0.08     0.07
 Net Gain (Loss) on
  Investments (both
  realized and
  unrealized)...........     (4.43)    (0.36)       0.09       3.44        0.37     2.47
                          --------  --------    --------   --------    --------  -------
Total from Investment
 Operations.............     (4.22)    (0.27)       0.11       3.56        0.45     2.54
                          --------  --------    --------   --------    --------  -------
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income.....     (0.09)    (0.31)      (0.16)     (0.13)      (0.07)   (0.04)
 Dividends from Capital
  Gains.................     (2.21)    (0.42)      (0.15)        --          --       --
                          --------  --------    --------   --------    --------  -------
Total Distributions.....     (2.30)    (0.73)      (0.31)     (0.13)      (0.07)   (0.04)
                          --------  --------    --------   --------    --------  -------
Net Asset Value, End of
 Period.................  $   9.20  $  15.72    $  16.72   $  16.92    $  13.49  $ 13.11
                          ========  ========    ========   ========    ========  =======
Total Return (a)........   (30.93%)   (1.67%)      0.60%     26.66%       3.43%   23.96%
-----------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........  $ 85,813  $155,933    $167,417   $186,370    $127,320  $81,248
Ratio of Gross Expenses
 to Average Net Assets..     1.20%     1.18%       1.24%*     1.08%          --       --
Ratio of Net Expenses to
 Average Net Assets.....     1.16%     1.17%       1.23%*     1.08%(b)    0.96%    0.96%
Ratio of Net Investment
 Income to Average Net
 Assets.................     1.64%     0.64%       0.10%*     0.81%       0.71%    0.64%
Portfolio Turnover Rate.   153.25%   102.82%      46.14%     26.37%      23.30%   15.84%

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods of less than one year are not annualized.
(b) The ratio was not impacted by the directed brokerage arrangement.
 * Annualized.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements
Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund series, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, short-term capital gains and real estate trust transactions. The effect of these differences for the year ended December 31, 1998 decreased undistributed net investment income and decreased accumulated realized loss by $723,856.

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------

Notes to Financial Statements (continued)
E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Use of Derivative Instruments

Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Futures Contracts--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

Structured Notes--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 1998, the Fund had a Morgan Guaranty Trust Co. Gold/Silver Ratio Indexed Note, and Business Development Bank of Canada Yen/Gold Linked Note with values of $2,749,320 and $2,364,040, respectively, that represented a total of 5.96% of the net assets of the Fund.

Note 2--Van Eck Associates Corporation (the "Adviser") earned fees of $1,185,714 for the year ended December 31, 1998 for investment management and advisory services. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and
 .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation.

In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions which amounted to $2,367 for the year ended December 31, 1998.

The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduced the Fund's operating expenses by $5,271 for the year ended December 31, 1998. The Fund also directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 1998, the portion of the Fund's expenses reduced by this directed brokerage arrangement amounted to $42,605.

Note 3--Purchases and sales of securities other than short-term obligations aggregated $160,159,732 and $182,457,525, respectively, for the year ended December 31, 1998. For federal income tax purposes, the identified cost of investments owned at December 31, 1998 was $102,939,510. As of December 31, 1998, the Fund had a capital loss carry forward of $7,560,621 available, expiring December 31, 2006.

As of December 31, 1998, net unrealized depreciation for federal income tax purposes aggregated $17,868,967, of which $3,437,793, related to appreciated securities and $21,306,760 related to depreciated securities.

Transactions in put options written for the year ended December 31, 1998 were as follows:

                                                    Number of
                                          Contracts Premiums
                                          --------- ---------
Options outstanding at beginning of year       0    $      0
Options written                              115      26,571
Options expired                             (115)    (26,571)
                                            ----    --------
Options outstanding at end of year             0    $      0
                                            ====    ========

Note 4--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting rules as are American companies and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund invests in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
Note 5--Forward Foreign Currency Contracts-The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain from foreign currency transactions.

At December 31, 1998, the Fund had the following outstanding forward foreign currency contracts:

                               Value at
                              Settlement Current   Unrealized
Contract                         Date     Value   Depreciation
--------                      ---------- -------- ------------
Forward Foreign Currency Purchase
 Contracts:
AUD 187,828 expiring
 1/04/99-1/08/99               $114,857  $115,139    $(282)
GBP 132,848 expiring 1/08/99    220,295   220,825     (530)
                                                     -----
                                                     $(812)
                                                     =====

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 6--Restricted Securities

The following securities are restricted as to sale and deemed illiquid:

                                                Percent of
                                                Net Assets
 Date                                               at
 Acquired                     Cost      Value    12/31/98
 --------                   --------- --------- ----------
 4/23/98  AltaGas Service
          Inc. (Special
          Warrants
          expiring
          6/30/99)          $ 507,069 $ 474,363    0.6%
 1/31/97  Khanty-Mansiysk
          Oil Co.           1,410,006 1,692,024    2.0%
 7/09/96- Windsor Energy
  5/27/98 Corp.             1,906,154   179,843    0.2%

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of December 31, 1998, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $34,933.

Note 8--An income dividend of $0.14 a share was paid on January 29, 1999 to shareholders of record date January 27, 1999 with a reinvestment date of January 29, 1999.
To the Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Hard Assets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Worldwide Hard Assets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                             PricewaterhouseCoopers LLP

New York, New York
February 12, 1999

[LOGO OF VAN ECK GLOBAL APPEARS HERE]

Investment Adviser:      Van Eck Associates Corporation
Distributor:             Van Eck Securities Corporation
                         99 Park Avenue, New York, NY 10016  www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.